August 29, 2007



This submission is being made solely to obtain an identifier for a class that was inadvertently overlooked on the 485APOS filing made on August 22, 2007.

The Class for which identifiers are needed: Money Market Management - series number S000009557 (a portfolio of Money Market Obligations Trust); Premier Shares.

Accession Number of previous 485APOS filing new numbers:
0001318148-07-001236.